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                            UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549

                              FORM 8-K/A

   Pursuant to Section 13 or 15(d) of the Securities Act of 1934

                     Date of Report September 30, 1996
                     ----------------------------
                   (Date of Earliest Event Reported)

                          PCC FLOW TECHNOLOGIES, Inc.
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        (Exact name of registrant as specified in its charter)

   Delaware                        33-56256                 94-3115884
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(State or other jurisdiction     (Commission          (I.R.S. Employer ID No.)
  of incorporation)               File Number)

  301 Camp Craft Road, Suite 100, West Lake Hills, Austin, Texas  78746
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(Address of principal executive offices)                        (Zip Code)

         512-314-8500
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(Registrant's telephone number, including area code)

         NEWFLO Corporation
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(Former Name, Former Address and former year, if changed since last report)




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                          PCC FLOW TECHNOLOGIES, Inc.




Item 4.  Changes in Registrant's Certifying Accountant

     As a result of the Change in Control as filed on Form 8K, Item 1, dated July 31, 1996, the certifying accountant will be changed to Price Waterhouse LLP.

     The reports of Ernst & Young LLP on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

     In connection with the audits of the Company's financial statements for each of the two fiscal years ended December 31, 1995, and in the subsequent interim period, there were no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the matter in their report.

     The Company has requested Ernst & Young LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statements.


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                          PCC FLOW TECHNOLOGIES, Inc.



                              Signature
                              ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                       PCC FLOW TECHNOLOGIES, Inc.
                                       ---------------------------
                                          (Registrant)





Date: September 30,1996                By: -----------------------
      -----------------                W.D. Larsson
                                       Vice President and
                                       Chief Financial Officer
                                       (Principal Financial and
                                        Accounting Officer)









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